I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	21621	21621	21621	21621	21621
Month Ending:	01/31/2010	01/31/2010	01/31/2010	01/31/2010	01/31/2010
Account Number:	112950087	112950079	113015039	112950060	112915036
Depository Name & Location	City National Bank	City National Bank	City National Bank	City National Bank	City National Bank
	400 N. Roxbury Drive Beverly Hills, CA 90210	400 N. Roxbury Drive Beverly Hills, CA 90210	400 N. Roxbury Drive Beverly Hills, CA 90210	400 N. Roxbury Drive Beverly Hills, CA 90210	400 N. Roxbury Drive Beverly Hills, CA 90210
	845 S. Flower Street, LLC	845 S. Flower Street, LLC	845 S. Flower Street, LLC	845 S. Flower Street, LLC	845 S. Flower Street, LLC
1. Total Prior Receipts	15,339.16	253.00	9,584,209.93	8,509.23	363.01

2. LESS: Total Prior Disbursements	10,755,803.67	369.00	9,584,220.93	889,375.72	530,700.20

3. Beginning Balance	2,720,563.63	(116.00)	316.00	3,406,730.49	(97.91)

4. Receipts During Current Period
A/R - Post Filing	0	0	0	0	0
A/R - Pre Filing	0	0	0	0	0
General Sales	0	0	0	0	0
Intercompany Receipts	1,109.82	131.00	85,048.51	1,008.91	135.00

TOTAL RECEIPTS	1,109.82	131.00	85,048.51	1,008.91	135.00

5. BALANCE	2,721,673.45	15.00	85,364.51	3,407,739.40	37.09

6. LESS: Disbursements
Transfers to other DIP Accounts	85,029.51	0	0	0	0
Disbursements	0	131.00	85,380.51	923,598.08	135.00

TOTAL Disbursements	85,029.51	131.00	85,380.51	923,598.08	135.00

7. Ending Balance	2,636,643.94	(116.00)	(16.00)	2,484,141.32	(97.91)

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	21621	21621	21622
Month Ending:	01/31/2010	01/31/2010	01/31/2010
Account Number:	0080306863	0080360357	0080302201
Depository Name & Location	EastWest Bank	EastWest Bank	EastWest Bank
	1881 W. Main St., 2nd Flr Alhambra, CA 91801	1881 W. Main St., 2nd Flr Alhambra, CA 91801	1881 W. Main St., 2nd Flr Alhambra, CA 91801
	845 S. Flower Street, LLC	845 S. Flower Street, LLC	Meruelo Chinatown, LLC	Total
1. Total Prior Receipts	59,649.15	12,737.71	53,647.82	9,734,709.01

2. LESS: Total Prior Disbursements	57,850.51	0	54,827.79	21,873,147.82

3. Beginning Balance	2,209.25	5,089,136.58	471.23	11,219,213.27

4. Receipts During Current Period
A/R - Post Filing	0	0	0	0
A/R - Pre Filing	0	0	0	0
General Sales	2,215.00	0	7,500.00	9,715.00
Intercompany Receipts	0	2,886.17	0	90,319.41

TOTAL RECEIPTS	2,215.00	2,886.17	7,500.00	100,034.41

5. BALANCE	4,424.25	5,092,022.75	7,971.23	11,319,247.68

6. LESS: Disbursements
Transfers to other DIP Accounts	0	0	0	85,029.51
Disbursements	3,616.74	0	0	1,012,861.33

TOTAL Disbursements	3,616.74	0	0	1,097,890.84

7. Ending Balance	807.51	5,092,022.75	7,971.23	10,221,356.84

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
1/31/2010	21621	845 S. Flower Street, LLC	0080306863	924	eddy-x	Eddy Juarez	Christmas decorations for sidewalk and lobby area	0.00	753.91	753.91
1/31/2010	21621	845 S. Flower Street, LLC	113015039	3754	aicco	AICCO, Inc.	Jan10 Wire Out	0.00	24,631.38	24,631.38
1/31/2010	21621	845 S. Flower Street, LLC	113015039	30145415	latimes	Los Angeles Times	Jan10 Wire Out	0.00	2,212.70	2,212.70
1/31/2010	21621	845 S. Flower Street, LLC	113015039	30145416	pitney2	Pitney Bowes Inc	a/c 2161-113-86-2 Jan10 Wire Out	0.00	106.32	106.32
1/31/2010	21621	845 S. Flower Street, LLC	113015039	30145417	pitney2	Pitney Bowes Inc	a/c 8000-9090-0538-3802 Jan10 Wire Out	0.00	42.00	42.00
1/31/2010	21621	845 S. Flower Street, LLC	113015039	30145418	v0000573	dba: LA/San Fernando Valley Apt Guide	Jan10 Wire Out	0.00	6,575.00	6,575.00
1/31/2010	21621	845 S. Flower Street, LLC	113015039	30145419	v0000643	dba Network Communications Inc	Jan10 Wire Out	0.00	10,168.00	10,168.00
1/31/2010	21621	845 S. Flower Street, LLC	113015039	30145421	office	Office Depot	Jan10 Wire Out	0.00	523.67	523.67
1/31/2010	21621	845 S. Flower Street, LLC	113015039	1807	v0000039	GPS Security	Jan10 Wire Out	0.00	27,032.00	27,032.00
1/31/2010	21621	845 S. Flower Street, LLC	113015039	30145413	v0000733	First Advantage Saferent	Jan10 Wire Out	0.00	208.60	208.60
1/31/2010	21621	845 S. Flower Street, LLC	113015039	30145414	v0000734	For Rent Magazine	Jan10 Wire Out	0.00	10,506.00	10,506.00
1/31/2010	21621	845 S. Flower Street, LLC	113015039	30145420	v0000735	Allegra Print and Imaging	Jan10 Wire Out	0.00	196.15	196.15
1/31/2010	21621	845 S. Flower Street, LLC	113015039	30145422	v0000736	Filter Fresh	Jan10 Wire Out	0.00	281.33	281.33
1/31/2010	21621	845 S. Flower Street, LLC	113015039	30145423	v0000737	Can You Imagine	Jan10 Wire Out	0.00	327.36	327.36
1/31/2010	21621	845 S. Flower Street, LLC	113015039	30145424	v0000738	Weaver Multimedia Group	Jan10 Wire Out	0.00	2,500.00	2,500.00
1/31/2010	21621	845 S. Flower Street, LLC	0080306863	JE 23673		The Gas Company	SoCalGas 11/2/09-12/3/09	0.00	2,862.83	2,862.83
1/31/2010	21621	845 S. Flower Street, LLC	112950060	JE 23935		City National Bank	1/10 Interest Payment For 12/09	0.00	923,598.08	923,598.08
1/31/2010	21621	845 S. Flower Street, LLC	112915036	JE 23935		City National Bank	Bank Fee	0.00	5.00	5.00
1/31/2010	21621	845 S. Flower Street, LLC	112950079	JE 23935		City National Bank	Bank Fee	0.00	5.00	5.00
1/31/2010	21621	845 S. Flower Street, LLC	112915036	JE 23936		City National Bank	Bank Fee	0.00	5.00	5.00
1/31/2010	21621	845 S. Flower Street, LLC	112950079	JE 23936		City National Bank	Bank Fee	0.00	5.00	5.00
1/31/2010	21621	845 S. Flower Street, LLC	112915036	JE 23937		City National Bank	Bank Fee	0.00	5.00	5.00
1/31/2010	21621	845 S. Flower Street, LLC	112950079	JE 23937		City National Bank	Bank Fee	0.00	5.00	5.00
1/31/2010	21621	845 S. Flower Street, LLC	113015039	JE 23939		City National Bank	Domestic Wire Fee	0.00	35.00	35.00
1/31/2010	21621	845 S. Flower Street, LLC	112950087	JE 23940		113015039	Inter-Company - Inter-Bank Transfer	85,029.51	0.00	85,029.51
1/31/2010	21621	845 S. Flower Street, LLC	113015039	JE 23941		City National Bank	Domestic Wire Fee	0.00	35.00	35.00
1/31/2010	21621	845 S. Flower Street, LLC	112915036	JE 23942		City National Bank	Maintenance and Periodic Fee	0.00	120.00	120.00
1/31/2010	21621	845 S. Flower Street, LLC	112950079	JE 23942		City National Bank	Maintenance and Periodic Fee	0.00	116.00	116.00
								85,029.51	1,012,861.33	1,097,890.84

I.  BANK RECONCILIATION

CASE NO.	ENTITY	ACCOUNT NO.	STATEMENT DATE		STATEMENT BALANCE
21621	845 S. Flower Street, LLC Debtor-In-Possession	112950087	Statement Date:	01/31/2010	Statement Bal:	2,636,643.94
				ADJUSTED BANK BALANCE		2,636,643.94

21621	845 S. Flower Street, LLC Debtor-In-Possession	112950079	Statement Date:	01/31/2010	Statement Bal:	-116.00
				ADJUSTED BANK BALANCE		-116.00

21621	845 S. Flower Street, LLC Debtor-In-Possession	113015039	Statement Date:	01/31/2010	Statement Bal:	-16.00
				ADJUSTED BANK BALANCE		-16.00

21621	845 S. Flower Street, LLC Debtor-In-Possession	112950060	Statement Date:	01/31/2010	Statement Bal:	2,484,141.32
				ADJUSTED BANK BALANCE		2,484,141.32

21621	845 S. Flower Street, LLC Debtor-In-Possession	112915036	Statement Date:	01/31/2010	Statement Bal:	-97.91
				ADJUSTED BANK BALANCE		-97.91

21621	845 S. Flower Street, LLC Debtor-In-Possession	0080306863	Statement Date:	01/31/2010	Statement Bal:	807.51
				910	12/03/2009	343.00
				914	12/07/2009	121.00
				925	01/18/2010	9.94
				926	01/18/2010	274.84
				TOTAL OUTSTANDING CHECKS		748.78

				ADJUSTED BANK BALANCE		58.73

21621	845 S. Flower Street, LLC Debtor-In-Possession	0080360357	Statement Date:	01/31/2010	Statement Bal:	5,092,022.75
				ADJUSTED BANK BALANCE		5,092,022.75

21622	Meruelo Chinatown, LLC Debtor-In-Possession	0080302201	Statement Date:	01/31/2010	Statement Bal:	7,971.23
					01/29/2010	1,500.00
				TOTAL DEPOSITS IN TRANSIT		1,500.00

				254	10/19/2009	362.50
				266	01/28/2010	650.00
				TOTAL OUTSTANDING CHECKS		1,012.50

				ADJUSTED BANK BALANCE		8,458.73

					Statement Bal Total:	10,221,356.84

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

Entity	Case No.	Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment**	Post-Petition payments not made (Number)	Total Due**
Secured Creditors:
Meruelo Maddux - 845 S. Flower Street , LLC	21621	Canyon Capital Realty Advisors	Monthly	928,370.00	3	2,696,186.84

Lessor:

Executory Contracts / Employment Agreements*:

*Currently, no Executory Contracts have been assumed or rejected.
**The "amount of payment" may vary due to factors such as the number of days in a month and variable rates; therefore, the "total due" is generally the amount previously accrued plus current month.
***We made adjustments to the accrued interest rate to exclude the default rate.
				928,370.00	TOTAL DUE:	2,696,186.84

III.  TAX LIABILITIES

FOR THE REPORTING PERIOD: JANUARY 1 - 31, 2010
			Gross Sales Subject to Sales Tax:	0.00
			Total Wages Paid:	0.00

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding	0.00	0.00	N/A
	State Withholding	0.00	0.00	N/A
	FICA- Employer's Share	0.00	0.00	N/A
	FICA- Employee's Share	0.00	0.00	N/A
	Federal Unemployment	0.00	0.00	N/A
	Sales and Use	0.00	0.00	N/A
	Real Property	0.00	0.00	N/A
	Real Property	0.00	0.00	N/A
Other:
	TOTAL:	0.00	0.00

I. D.  SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD: 01/10
(Provide a copy of monthly account statements for each of the below)

CASE NO.	ENTITY		ACCOUNT NO.	AMOUNT
21621	845 S. Flower Street, LLC	Debtor-In-Possession	112950087	2,636,643.94
21621	845 S. Flower Street, LLC	Debtor-In-Possession	112950079	(116.00)
21621	845 S. Flower Street, LLC	Debtor-In-Possession	113015039	(16.00)
21621	845 S. Flower Street, LLC	Debtor-In-Possession	112950060	2,484,141.32
21621	845 S. Flower Street, LLC	Debtor-In-Possession	112915036	(97.91)
21621	845 S. Flower Street, LLC	Debtor-In-Possession	0080306863	807.51
21621	845 S. Flower Street, LLC	Debtor-In-Possession	0080360357	5,092,022.75
21622	Meruelo Chinatown, LLC	Debtor-In-Possession	0080302201	7,971.23

			TOTAL	10,221,356.84
	Note: We do not have petty cash accounts.

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	0.00	0.00	8,250.00
31 - 60 days	0.00	0.00	0.00
61 - 90 days	(6,113.49)	0.00	23,250.00
91 - 120 days	3,120.00	0.00	22,500.00
Over 120 days	0.00	0.00	0.00
TOTAL:	(2,993.49)	0.00	54,000.00

V.  INSURANCE COVERAGE

Waived by Ms. Maria Marquez. See Insurance Schedule previously provided
		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability
Worker's Compensation
Casualty
Vehicle
Others:

VI.  UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Case #	Entity	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
12/31/2009	21622	Meruelo Chinatown, LLC		650	01/28/2010	650	0
09/30/2009	21622	Meruelo Chinatown, LLC		325	10/22/2009	325	0

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition
Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII.  SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month

None			0.00

VIII.  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month

None			0.00

Meruelo Maddux Properties, Inc. et. al.
Combined Income Statement of Debtors-In-Possession
For January 2010

	Meruelo Maddux - 845 S. Flower Street, LLC 21621	Meruelo Chinatown, LLC 21622
REVENUE
Rental Income	-	8,250
Management Fees	-	-
Other Income	-	9,000
TOTAL REVENUE	-	17,250

OPERATING EXPENSES
Direct Corporate Property Management	-	-
Payroll - Insiders	-	-
Property Administration	251	650
Cleaning	-	-
General Building	-	-
Insurance	-	117
Repairs and Maintenance	-	-
Real Property Taxes	-	6,580
Security	-	-
Utilities	-	363
Depreciation and Amortization	-	-
Stock Compensation	-	-
General and Administrative	-	-
Misc Operating Expense
TOTAL OPERATING EXPENSES	251	7,709

Net Income/(Loss) from Operations	(251)	9,541

NON-OPERATING INCOME
Interest Income	5,205	-
Gain on Sale of Asset	-	-
Other
TOTAL NON-OPERATING INCOME	5,205	-

NON-OPERATING EXPENSES
Interest Expense	-	-
Legal and Professional	-	-
Impairment Loss on Real Estate	-	-
Provision (Benefit) for Income Taxes	-	-
Minority Interests	-	-
TOTAL NON-OPERATING EXPENSES	-	-

NET INCOME/(LOSS)	4,954	9,541

Meruelo Maddux Properties, Inc. et. al.
Combined Balance Sheet of Debtors-In-Possession
As of January 31, 2010

	Meruelo Maddux - 845 S. Flower Street, LLC 21621	Meruelo Chinatown, LLC 21622
ASSETS
Current Assets
Unrestricted Cash	59	8,459
Restricted Cash	10,212,578	-
Accounts Receivable	-	54,000
Notes Receivable	-	-
Prepaid Expenses	384,461	-
Total Current Assets	10,597,098	62,459

Investment in Real Estate	93,092,220	7,737,449
Accumulated Depreciation	-	-
Net Investment in Real Estate	93,092,220	7,737,449

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(73,546,867)	(6,413,736)
Due from Insiders
Other Assets	-	-
Total Other Assets	(73,546,867)	(6,413,736)
TOTAL ASSETS	30,142,451	1,386,171

LIABILITIES
Post-Petition Liabilities
Accounts Payable	2,558,377	688
Taxes Payable	-	6,580
Notes Payable
Professional Fees	-	-
Secured Debt
Other	-	-
Total Post-Petition Liabilities	2,558,377	7,268
Pre-Petition Liabilities
Secured Liabilities	84,000,000	-
Priority Liabilities
Unsecured Liabilities	229,957	1,080
Other	346,149
Total Pre-Petition Liabilities	84,576,106	1,080
TOTAL LIABILITIES	87,134,483	8,348
MINORITY INTEREST	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(57,032,393)	1,270,991
Post-Petition Profit/(Loss)	40,361	106,833
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(56,992,031)	1,377,823
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	30,142,451	1,386,171

Meruelo Maddux Properties, Inc. et. al.
January's Report
XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X

3.	State what progress was made during the reporting period toward filing a plan of reorganization:

During the previous reporting period, Meruelo Maddux - 845 S. Flower Street, LLC ("845 S. Flower"), together with Meruelo Chinatown, LLC under case no. 1:09-bk-21622-KT ("Chinatown") and Meruelo Maddux Properties and its 53 affiliate debtors  jointly administered under case no. 1:09-bk-13356-KT (the "MMPI Case"), filed a joint and consolidated Chapter 11 plan of reorganization and disclosure statement.  A hearing on the approval of the disclosure statement was held on January 20, 2010.  The Court declined to approve the disclosure statement at that time, and set a further hearing on the disclosure statement.  As a result of the hearing and various other factors, 845 S. Flower and Chinatown are preparing to file their First Joint Amended Disclosure Statement and  Joint Amended Plan of Reorganization separate from the amended plan to be filed in the MMPI Case.

The hearing on 845 S. Flower's motion to sell condominium units in its luxury condominium tower (the "Project") to third party purchasers, free and clear of liens, and other related requests for relief to assist in the execution of the sale (the "Sale Motion") was held on December 17, 2009.  A continued hearing was held on January 8, 2010.  The Court denied the motion without prejudice to the Debtor including its sale program in a plan of reorganization.  As discussed above, 845 S. Flower and Chinatown are preparing file an amended plan that provides for the sale of the condominium in units through a sale program or the sale of the Project as a whole.

The hearing on 845 S. Flower's motion to sell condominium units in its luxury condominium tower (the "Project") to third party purchasers, free and clear of liens, and other related requests for relief to assist in the execution of the sale (the "Sale Motion") was held on December 17, 2009.  A continued hearing was held on January 8, 2010.  The Court denied the motion without prejudice to the Debtor incorporating the sale program into its plan of reorganization.  The Debtor is now considering amendment of 845 S. Flower's plan to separate it from the Joint Plan of the MMPI Debtors.

4.	Describe potential future developments which may have a significant impact on the case:

In a previous reporting period, Canpartners filed a motion for relief from stay with respect to the Project.  845 S. Flower Street contested the motion and disputed that Canpartners is entitled to relief from the automatic stay on any grounds.  A continued hearing on the motion took place on January 8, 2010.  The Court authorized further briefing and set a further hearing on the motion for February 5, 2010.  At that time, the Court set March 12, 2010 for a continued evidentiary hearing on the valuation of the Project.  The outcome of this motion will have an impact on the Debtor's plan.

In a previous reporting period, Canpartners also filed an adversary proceeding against 845 S. Flower and Chinatown seeking declaratory relief that Canpartners is not required to release its lien on Chinatown's real property as required under Canpartners' Loan Agreement with 845 S. Flower. 845 S. Flower and Chinatown contest the relief requested in the declaratory relief action and continue to assert that Canpartners is required to release its lien on the Chinatown property once 845 S. Flower obtains an Acceptable Temporary Certificate of Occupancy (as defined in the Loan Agreement).  A status conference on this matter was held on January 8, 2010.  The Court set March 12, 2010 for a hearing on motions for summary judgment to be filed by the parties.  A continued status conference will also be held on that date.  The outcome of this litigation may have an impact on the case.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
None
		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X

I, Richard Meruelo, Chief Executive Officer, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: February 19, 2010	By:	/s/ Richard Meruelo
Richard Meruelo
Pricipal for Debtor-in-Possession